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                                                                    EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-88613 and 333-55346) of Viacom Inc. of our report dated June 22, 2001 relating to the financial statements of Infinity Outdoor, Inc. 401(k) Plan, which appears in this Form 11-K.




PricewaterhouseCoopers LLP
June 29, 2001